                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)         July 6, 1999
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                           Silicon Valley Group, Inc.
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           (Exact name of the registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

                 0-11348                               94-2264681
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        (Commission File Number)        (I.R.S. Employer Identification No.)

101 Metro Drive, Suite 400, San Jose, California                        95110
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    (Address of principal executive offices)                          (Zip Code)

                                 (408) 467-5910
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)



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Item 2. Acquisition or Disposition of Assets.

       On July 6, 1999, Silicon Valley Group, Inc., a Delaware corporation (the "Registrant"), acquired the business of the Semiconductor Equipment Group of Watkins-Johnson Company, a California corporation ("Watkins-Johnson") pursuant to the Securities Purchase Agreement dated April 30, 1999 by and between the Registrant and Watkins-Johnson, as amended by the Amendment No. 1 to the Securities Purchase Agreement dated July 2, 1999 by and between the Registrant and Watkins-Johnson (as so amended, the "Purchase Agreement"). The Registrant currently intends to consolidate the operations of the Semiconductor Equipment Group with its Thermco Systems division.

        Under the terms of the Purchase Agreement, the Registrant acquired from Watkins-Johnson all of its limited liability company interests in Semiconductor Equipment Group, LLC and the outstanding capital stock of certain foreign subsidiaries. As consideration for the acquisition, the Registrant paid Watkins-Johnson an initial cash payment of approximately $9.0 million, and assumed liabilities of approximately $37.0 million. The total consideration is subject to adjustment based on a final closing balance sheet as of July 2, 1999. In connection with this acquisition, the Registrant also entered into a third party lease with Key Bank, National Association ("Key Bank") covering certain real property located in Scotts Valley, California that was transferred by Watkins-Johnson to Key Bank for approximately $14.5 million.

        This acquisition will be accounted for using the purchase method of accounting.

        The summary of the provisions of the Purchase Agreement set forth above is qualified in its entirety by reference to the Purchase Agreement filed herewith as Exhibits 2.1 and 2.2.

Item 7. Financial Statements and Exhibits.

        (a)     Financial Statements of Business Acquired

                The Registrant will provide the financial statements required by paragraph (a) of Item 7 of Form 8-K promulgated by the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), if any such information is required, within 60 days of the date that this initial report on Form 8-K must be filed with the Commission.

        (b)     Pro Forma Financial Information

                The Registrant will provide the pro forma financial information required by paragraph (b) of Item 7 of Form 8-K promulgated by the Commission pursuant to the Exchange Act, if any such pro forma financial information is required, within 60 days of the date that this initial report on Form 8-K must be filed with the Commission.



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        (c)     Exhibits

                2.1 Securities Purchase Agreement dated April 30, 1999 by and between Registrant and Watkins-Johnson Company.

                2.2 Amendment No. 1 to the Securities Purchase Agreement dated July 2, 1999, by and between Registrant and Watkins-Johnson Company.

                27.1    Financial Data Schedule*

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        * To be filed by amendment



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: July 16, 1999                    SILICON VALLEY GROUP, INC.



                                        By: /s/ Russell G. Weinstock
                                           -------------------------------------
                                           Russell G. Weinstock
                                           Vice President and
                                           Chief Financial Officer



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                               INDEX TO EXHIBITS

      NUMBER                       DESCRIPTION
      ------                       -----------
        2.1     Securities Purchase Agreement dated April 30, 1999 by and
                between Registrant and Watkins-Johnson Company.

        2.2     Amendment No. 1 to the Securities Purchase Agreement dated July
                2, 1999, by and between Registrant and Watkins-Johnson Company.

        2.3     Escrow Agreement, dated July 6, 1999, by and among the
                Registrant, Watkins-Johnson Company and U.S. Bank Trust,
                National Association.

       27.1     Financial Data Schedule*

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        * To be filed by amendment